Putnam
Vista
Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-04

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From the Trustees

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John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

Over the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We would like to call your attention to new information now being included in shareholder reports. Following the performance tables in the Performance Summary, you can find expense and risk comparisons as well as portfolio turnover information for your fund. The expense information lets you estimate the amount you have paid for ongoing expenses such as management fees and distribution (or 12b-1) fees and lets you compare these expenses with the average expense level for your fund's peer group, as tracked by Lipper, an independent fund-rating company. The risk comparison information illustrates your fund's risk relative to similar funds as tracked by Morningstar, another independent fund-rating company. The portfolio turnover information explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. It also compares your fund's turnover rate with that of its industry peers, as measured by Lipper. We believe all of this information can be valuable to you and your financial advisor when you make decisions about your financial program.

The period covered by this report was generally positive for the stock market, although mixed signals from the economy caused volatility in recent months. There were also significant variations in stock performance, with small companies and value-style stocks leading large companies and growth-style stocks. We believe the gradual repositioning strategy that your fund's managers implemented toward the beginning of the fiscal year is now beginning to make a substantial contribution to the fund's performance, as it delivered solid returns for the year. In the following report, the team discusses the fund's performance, their strategies over the period, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

September 15, 2004


Report from Fund Management

Fund highlights

 * For the fiscal year ended July 31, 2004, Putnam Vista Fund's class A shares had a total return of 12.92% at net asset value (NAV) and 6.49% at public offering price (POP).

 * The fund's performance lagged the Russell Midcap Growth Index's return of 14.79% for the 12-month period. We attribute this underperformance to certain stock selections that detracted slightly from returns.

 * Based on results at NAV, the fund outperformed the average return for its Lipper category, Mid-Cap Growth Funds, which was 9.63%.

 * See the Performance Summary beginning on page 7 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Higher oil prices, slowed consumer spending, and moderating job growth appear to have tempered the stock market's rally in the final months of Putnam Vista Fund's 2004 fiscal year. However, strong performance by mid-cap stocks in the first half of the fund's fiscal year helped it to post positive returns for the 12 months ended July 31, 2004. The fund's performance at NAV placed it in the top third of its peer group for the 12-month period, surpassing more than two-thirds of the 482 funds tracked by Lipper. The fund underperformed the Russell Midcap Growth Index for the same 12 months, largely because of disappointing earnings announcements by several companies held in the portfolio. Nevertheless, we believe our efforts to reposition the fund in the first six months of the fiscal year are now bearing fruit, since the fund declined less than its benchmark during the stock market's retreat in the second half of the fund's fiscal year.

FUND PROFILE

Putnam Vista Fund seeks capital appreciation by investing in midsize companies across a wide range of industry sectors. The fund targets relatively well-established companies that may have higher growth rates than larger, mature companies, but offer a greater degree of stability than smaller, less mature companies. The fund may be appropriate for investors seeking growth of capital and exposure to growth-oriented companies.


Market overview

During the first half of the fund's fiscal year, significant improvement in economic growth, consumer confidence, and rising business spending helped the equity markets post strong gains. This past spring, the Federal Reserve Board (the Fed) began signaling that it would have to raise its benchmark federal funds rate if the economy continued to improve. Anticipating a summer increase, the financial markets began pricing in the likelihood that the Fed would raise interest rates at its June meeting. In our opinion, the markets were anticipating the Fed tightening too aggressively, since the market consensus was overly optimistic about the strength of economic growth. Nevertheless, on June 30 the Fed raised the federal funds rate by one-quarter of a percentage point -- the first time in more than four years. Another one-quarter percentage point increase took place shortly after the end of the fund's fiscal year.

We anticipate a moderate slowing in economic growth over the next year, based on fading fiscal and monetary stimulus, significantly higher oil prices, and higher interest rates. Key economic indicators, including retail sales, automobile sales, and payroll growth have been softening. We believe a slowing economy should temper the Federal Reserve Board's pace of interest-rate increases, as the central bank would not want to endanger the fragile expansion. The markets seem to reflect this thinking, as bond yields began to fall in late June.

U.S. companies have experienced a recovery in profits, leading to substantial sums of cash flowing into corporate balance sheets. We think a key determinant of a stock's relative performance will be how well the company uses its cash to enhance shareholder value -- retiring debt, investing sensibly in the business or strategic acquisitions, or returning it to shareholders in the form of dividends. With such enormous sums of corporate cash looking for productive use, we think the U.S. economy and capital markets will likely be long-term beneficiaries.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 7/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
Russell Midcap Growth Index (midsize-company growth stocks)            14.79%
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     13.17%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             17.06%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 25.05%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          5.78%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.84%
-------------------------------------------------------------------------------
Lehman Global Aggregate Bond Index (international bonds)                7.72%

These indexes provide an overview of performance in different market sectors for the 12 months ended 7/31/04.
-------------------------------------------------------------------------------


Strategy overview

During the first half of the fiscal year, we continued our repositioning of the portfolio, seeking to capture what we consider the best investment opportunities among the 1,400 companies that make up the mid-cap universe. Drawing on the expertise of the fund's dedicated team of mid-cap equity research analysts, we whittled the portfolio down from some 204 holdings to approximately 125 companies that we believe offer an attractive balance of growth potential, quality, and valuation. The fund's buy and sell decisions continue to be guided by a disciplined, systematic investment process, which takes a bottom-up, company-by-company approach to structuring the portfolio, rather than a top-down, sector or investment theme approach.

Given their ability to blend some of the advantages of both small- and large-cap stocks, we think mid-cap stocks provide a dynamic way for investors to pursue growth opportunities in the stock market. Midsize companies offer the superior growth prospects and flexibility of small-cap companies and the diverse markets and experienced management of mature, larger-cap companies. We accept some risk when we believe we have identified high return potential balanced with conviction. Each company is regularly assessed to ensure that the criteria evaluated in the initial purchase decision remains viable. If a company's outlook has changed, or if a stock price has appreciated too rapidly or has fallen below what we consider a top-quartile ranking, the stock is eliminated from the portfolio.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                          as of 1/31/04       as of 7/31/04

Retail                       10.4%               11.3%

Software                      9.4%               10.6%

Oil and gas                   2.8%                9.2%

Electronics                   9.7%                8.3%

Medical technology            6.6%                6.4%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Our decision to emphasize the fund's exposure to the energy sector with a greater-than-benchmark weighting, particularly its overweighted position in Amerada Hess, proved to be a plus given higher energy prices. When we bought Amerada Hess last January, investors were avoiding the stock, because of a questionable acquisition the company made back in 2000. Recently, new management has reinvigorated the company with plans to broaden its retail strategy by adding new gas stations. The stock, which represented one of the largest holdings on July 31, was one of the best performers for the fiscal year.

C.R. Bard, which is a hospital supplier of surgical specialty items such as catheters and peripheral angioplasty stents, is a good example of a high-quality growth stock that has been overlooked by investors and, therefore, offers strong appreciation potential. The company has steadily reinvested profits in the research and development of new products. We think its recent introduction of meshes for hernia repair bodes well for future earnings growth.

Starbucks, which owns 7,500 stores worldwide, is experiencing dramatic growth as a result of consumer demand for premium coffee. New specialty drinks, extended hours, and wireless Internet connections are contributing to an increasing same-store growth at a rate that is well ahead of its peers. Mall-based jewelry retailer Claire's Stores, which offers both growth and valuation potential, did well in the second half of the reporting period after turning in disappointing performance in the first half. Same-store sales are very high compared to other retail stores, especially given the introduction of a new product line that caters to teens in the 16-17 year range.


TOP HOLDINGS
(Percent of fund's net assets as of 7/31/04)

 1 SanDisk Corp. (2.7%)
   Electronics

 2 Adobe Systems, Inc. (2.4%)
   Software

 3 EOG Resources, Inc. (2.2%)
   Oil and gas

4 Lexmark International, Inc. (2.1%)
  Computers

5 Claire's Stores, Inc. (2.1%)
  Retail

 6 Amerada Hess Corp. (2.1%)
   Oil and gas

 7 Symantec Corp. (2.1%)
   Software

 8 BMC Software, Inc. (2.0%)
   Software

 9 C.R. Bard, Inc. (1.6%)
   Medical technology

10 Starbucks Corp. (1.6%)
   Restaurants

Footnote reads:
The fund's holdings will change over time.


Software maker Siebel Systems fell short of our expectations during the reporting period. We thought that the company's high market share would help it to maintain its competitive advantage, but earnings growth has not been as robust as we'd hoped. Its stock price remains compelling, and we'll be watching for improvement in the coming months. We remain confident about prospects for Veritas Software, but its stock price fell sharply in early July when it preannounced that second-quarter earnings would not meet expectations. We remain confident that this high-quality software storage provider will regain its footing.

Finally, we sold Health Net, a provider of managed health-care services, after it became clear that it was losing market share to larger health-care providers with more competitively priced services.
Initially, we thought the company offered strong valuation potential, but higher labor costs and competition had decidedly altered the company's prospects in our opinion.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

OF SPECIAL INTEREST

For the 12 months ended July 31, 2004, Lipper ranked Putnam Vista Fund in the 27th percentile of Mid-Cap Growth Funds.

Lipper ranked Putnam Vista Fund's class A shares 130/482, 192/251, and 46/95 for the 1-, 5-, and 10-year periods as of July 31, 2004 in the Mid-Cap Growth category. Lipper ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

The fund's management team

The fund is managed by the Putnam Mid-Cap Growth Team. The members of the team are Kevin Divney (Portfolio Member) and Paul Marrkand
(Portfolio Member).


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

The recent decline in job growth, rising food and energy prices, and the upcoming presidential election are creating uncertainty in the minds of investors, who appear to be pulling back from the equity markets. This softening demand has contributed to falling stock prices. We think the uncertainty and the ensuing reaction of investors is understandable, but it creates investment opportunities, which vigilant investors can seize.

In our opinion, mid-cap stocks remain a very attractive asset class given their strong growth and quality characteristics and attractive reward/risk profile. These stocks are less speculative than small-cap stocks and offer faster growth potential than large-cap stocks. We think the portfolio's holdings, which offer an attractively balanced combination of growth, quality, and valuation, are key to its improved performance results of the past year as well as its potential going forward.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.


Performance summary

This section shows your fund's performance during its fiscal year, which ended July 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 7/31/04
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (6/3/68)              (3/1/93)             (7/26/99)             (12/8/94)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                    12.92%      6.49%     12.03%      7.02%     12.05%     11.05%     12.26%      8.37%     12.64%
----------------------------------------------------------------------------------------------------------------------------------
5 years                  -16.99     -21.75     -20.08     -21.12     -20.02     -20.02     -19.08     -21.89     -17.91
Annual average            -3.66      -4.79      -4.38      -4.63      -4.37      -4.37      -4.15      -4.82      -3.87
----------------------------------------------------------------------------------------------------------------------------------
10 years                 132.86     119.55     116.09     116.09     116.12     116.12     121.65     113.82     127.40
Annual average             8.82       8.18       8.01       8.01       8.01       8.01       8.28       7.90       8.56
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             9.51       9.33       8.52       8.52       8.68       8.68       8.79       8.68       9.24
----------------------------------------------------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Class R share returns have no initial sales charge or CDSC. Performance for class B, C, M, and R shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee will be applied to shares exchanged or sold within 5 days of purchase.


------------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/04
------------------------------------------------------------------------
                                                 Lipper Mid-Cap
                            Russell Midcap        Growth Funds
                             Growth Index*     category average+
------------------------------------------------------------------------
1 year                          14.79%               9.63%
------------------------------------------------------------------------
5 years                         -1.17                3.12
Annual average                  -0.23               -0.01
------------------------------------------------------------------------
10 years                       155.24              139.39
Annual average                   9.82                8.64
------------------------------------------------------------------------
Annual average
(life of fund)                     --                8.58
------------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * The inception date of the Russell Midcap Growth Index was December 31,
   1985.

 + Over the 1-, 5-, and 10-year periods ended 7/31/04, there were 482,
   251, and 95 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 7/31/94 to 7/31/04

                     Fund's class A           Russell Midcap
Date                  shares at POP            Growth Index

7/31/94                   9,425                   10,000
7/31/95                  12,371                   13,076
7/31/96                  14,429                   14,023
7/31/97                  19,660                   19,590
7/31/98                  22,982                   21,222
7/31/99                  26,447                   25,826
7/31/00                  40,514                   37,128
7/31/01                  25,177                   25,317
7/31/02                  17,203                   18,055
7/31/03                  19,442                   22,235
7/31/04                 $21,955                  $25,524

Footnote reads:

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $21,609 and $21,612, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $22,165 ($21,382 at public offering price). A $10,000 investment in the fund's class R shares would have been valued at $22,740. See first page of performance section for performance calculation method.

----------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 7/31/04
----------------------------------------------------------------------------------
               Class A        Class B        Class C        Class M        Class R
----------------------------------------------------------------------------------
Share value:   NAV    POP       NAV            NAV          NAV    POP       NAV
----------------------------------------------------------------------------------
7/31/03       $7.12  $7.55     $6.32          $6.89        $6.69  $6.93     $7.12
----------------------------------------------------------------------------------
7/31/04        8.04   8.49+     7.08           7.72         7.51   7.78      8.02
----------------------------------------------------------------------------------

* The fund made no distributions during the period.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 6/30/04 (MOST RECENT CALENDAR QUARTER)
----------------------------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M          Class R
(inception dates)              (6/3/68)              (3/1/93)             (7/26/99)             (12/8/94)        (1/21/03)
----------------------------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP        NAV
----------------------------------------------------------------------------------------------------------------------------------
1 year                    24.49%     17.35%     23.33%     18.33%     23.50%     22.50%     23.73%     19.32%     24.20%
----------------------------------------------------------------------------------------------------------------------------------
5 years                  -13.72     -18.70     -16.99     -18.08     -16.91     -16.91     -15.84     -18.79     -14.66
Annual average            -2.91      -4.06      -3.66      -3.91      -3.64      -3.64      -3.39      -4.08      -3.12
----------------------------------------------------------------------------------------------------------------------------------
10 years                 156.76     141.97     138.19     138.19     138.04     138.04     144.22     135.67     150.53
Annual average             9.89       9.24       9.07       9.07       9.06       9.06       9.34       8.95       9.62
----------------------------------------------------------------------------------------------------------------------------------
Annual average
(life of fund)             9.73       9.55       8.74       8.74       8.91       8.91       9.01       8.91       9.46
----------------------------------------------------------------------------------------------------------------------------------

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Vista Fund from February 1, 2004, to July 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

-----------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 7/31/04
-----------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M    Class R
-----------------------------------------------------------------------------
Expenses paid per
$1,000*                  $5.35      $9.02      $9.02      $7.79      $6.57
-----------------------------------------------------------------------------
Ending value (after
expenses)              $974.50    $971.20    $971.10    $971.50    $973.30
-----------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2004, use the calculation method below. To find the value of your investment on February 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 02/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-------------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-------------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 2/1/04  [DIV]    $1,000   X    per $1,000            = paid
-------------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-------------------------------------------------------------------------------
$10,00                [DIV]    $1,000   X  $5.35 (see table above) =  $53.50
-------------------------------------------------------------------------------

Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


-------------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended 7/31/04
-------------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------
Expenses paid per
$1,000*                   $5.47      $9.22      $9.22      $7.97      $6.72
-------------------------------------------------------------------------------
Ending value (after
expenses)             $1,019.44  $1,015.71  $1,015.71  $1,016.96  $1,018.20
-------------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 7/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.


-------------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
-------------------------------------------------------------------------------
                         Class A    Class B    Class C    Class M    Class R
-------------------------------------------------------------------------------
Your fund's annualized
expense ratio+            1.09%      1.84%      1.84%      1.59%      1.34%
-------------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                   1.57%      2.32%      2.32%      2.07%      1.82%
-------------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ For class A shares, expenses shown represent the average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe. All Lipper data is for the most recent fiscal periods available as of 6/30/04. For class B, C, M and R shares, Putnam has adjusted the Lipper total expense average to reflect higher 12b-1 fees incurred by these classes of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance. You can use the table below to compare your fund's turnover with the average turnover for funds in its Lipper category.


-------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
-------------------------------------------------------------------------------
                            2004       2003       2002       2001       2000
-------------------------------------------------------------------------------
Putnam Vista Fund            78%        65%        89%       109%       115%
-------------------------------------------------------------------------------
Lipper Mid-Cap Growth
Funds category
average                     150%       165%       180%       171%       151%
-------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on July 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated calendar year, with the exception of 2004 data. Lipper data for 2004 represents the average turnover for each fund in the category for its most recent fiscal year and for which data is available as of 6/30/04.


Risk comparison

   As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       7.06

U.S. stock
fund average           3.75

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of 6/30/04. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.


Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Global Aggregate Bond Index is an unmanaged index used as a broad measure of international investment-grade bonds.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Vista Fund

We have audited the accompanying statement of assets and liabilities of Putnam Vista Fund, including the fund's portfolio, as of July 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2004 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Vista Fund as of July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

KPMG  LLP

Boston, Massachusetts
September 9, 2004


The fund's portfolio
July 31, 2004

Common stocks (99.8%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.4%)
-------------------------------------------------------------------------------
       982,000 Interpublic Group of Cos., Inc.
               (The) (NON) (S)                                      $12,559,780

Aerospace and Defense (0.9%)
-------------------------------------------------------------------------------
        30,200 Precision Castparts Corp. (S)                          1,701,166
       697,100 United Defense Industries, Inc.
               (NON)                                                 24,154,515
                                                                 --------------
                                                                     25,855,681

Automotive (1.3%)
-------------------------------------------------------------------------------
       855,000 Autoliv, Inc.                                         35,986,950

Banking (0.9%)
-------------------------------------------------------------------------------
       139,200 Commerce Bancorp, Inc. (S)                             7,007,328
       494,600 Doral Financial Corp. (S)                             19,413,050
                                                                 --------------
                                                                     26,420,378

Biotechnology (3.7%)
-------------------------------------------------------------------------------
       191,600 Amylin Pharmaceuticals, Inc. (NON)
               (S)                                                    3,946,960
       696,500 Biogen Idec, Inc. (NON) (S)                           41,790,000
        56,100 Celgene Corp. (NON)                                    2,991,813
       340,300 Genzyme Corp. (NON) (S)                               17,450,584
       306,800 IDEXX Laboratories, Inc. (NON) (S)                    15,459,652
       372,400 Invitrogen Corp. (NON) (S)                            19,543,552
        90,000 Neurocrine Biosciences, Inc. (NON) (S)                 4,191,300
                                                                 --------------
                                                                    105,373,861

Broadcasting (0.4%)
-------------------------------------------------------------------------------
       423,300 XM Satellite Radio Holdings, Inc.
               Class A (NON) (S)                                     11,170,887

Building Materials (1.8%)
-------------------------------------------------------------------------------
       767,200 American Standard Cos., Inc. (NON) (S)                29,069,208
       433,600 Vulcan Materials Co. (S)                              20,648,032
                                                                 --------------
                                                                     49,717,240

Commercial and Consumer Services (0.8%)
-------------------------------------------------------------------------------
       170,800 CDW Corp. (S)                                         10,982,440
       185,100 Corporate Executive Board Co. (The) (S)               10,495,170
                                                                 --------------
                                                                     21,477,610

Communications Equipment (1.9%)
-------------------------------------------------------------------------------
     1,197,200 Foundry Networks, Inc. (NON) (S)                      12,283,272
       658,400 Harris Corp. (S)                                      31,260,832
     1,005,200 Tellabs, Inc. (NON) (S)                                8,956,332
                                                                 --------------
                                                                     52,500,436

Computers (3.6%)
-------------------------------------------------------------------------------
       674,700 Lexmark International, Inc. (NON)                     59,710,950
     2,146,400 Network Appliance, Inc. (NON) (S)                     41,446,984
                                                                 --------------
                                                                    101,157,934

Conglomerates (2.4%)
-------------------------------------------------------------------------------
       261,800 AMETEK, Inc. (S)                                       8,073,912
       334,000 Harman International Industries,
               Inc. (S)                                              28,633,820
       369,700 ITT Industries, Inc.                                  29,557,515
                                                                 --------------
                                                                     66,265,247

Consumer Finance (2.9%)
-------------------------------------------------------------------------------
       515,400 Capital One Financial Corp.                           35,727,528
     1,074,400 Nelnet, Inc. (NON) (S)                                23,883,912
     1,544,200 Providian Financial Corp. (NON) (S)                   21,371,728
                                                                 --------------
                                                                     80,983,168

Consumer Goods (2.8%)
-------------------------------------------------------------------------------
       592,950 Alberto-Culver Co. Class B (S)                        27,643,329
       223,500 Energizer Holdings, Inc. (NON) (S)                     8,515,350
       282,100 Scotts Co. (The) Class A (NON) (S)                    17,208,100
       878,700 Yankee Candle Co., Inc. (The) (NON) (S)               25,499,874
                                                                 --------------
                                                                     78,866,653

Consumer Services (1.1%)
-------------------------------------------------------------------------------
       234,000 Alliance Data Systems Corp. (NON) (S)                  9,292,140
       414,300 Getty Images, Inc. (Canada) (NON) (S)                 22,629,066
                                                                 --------------
                                                                     31,921,206

Containers (0.6%)
-------------------------------------------------------------------------------
       218,600 Ball Corp. (S)                                        15,778,548

Distribution (0.7%)
-------------------------------------------------------------------------------
       154,200 Hughes Supply, Inc. (S)                                9,393,864
       230,700 SCP Pool Corp. (S)                                     9,511,761
                                                                 --------------
                                                                     18,905,625

Electronics (8.3%)
-------------------------------------------------------------------------------
     9,254,800 Agere Systems, Inc. Class A (NON)                     11,475,952
       444,900 Altera Corp. (NON) (S)                                 9,262,818
       327,600 ATI Technologies, Inc. (Canada)
               (NON)                                                  5,274,360
       246,500 Benchmark Electronics, Inc. (NON)                      7,044,970
       809,900 Integrated Device Technology, Inc.
               (NON) (S)                                              9,257,157
       631,700 International Rectifier Corp. (NON) (S)               24,762,640
       926,000 Linear Technology Corp. (S)                           36,206,600
       121,600 Marvell Technology Group, Ltd.
               (Bermuda) (NON)                                        2,823,552
       446,900 Omnivision Technologies, Inc. (NON) (S)                5,264,482
     3,092,900 SanDisk Corp. (NON) (S)                               75,219,328
       303,000 Silicon Laboratories, Inc. (NON) (S)                  10,692,870
     1,433,500 Storage Technology Corp. (NON)                        35,765,825
                                                                 --------------
                                                                    233,050,554

Energy (0.4%)
-------------------------------------------------------------------------------
       234,300 BJ Services Co.                                       11,635,338

Financial (0.2%)
-------------------------------------------------------------------------------
        86,400 Moody's Corp.                                          5,883,840

Health Care Services (2.6%)
-------------------------------------------------------------------------------
       201,600 Anthem, Inc. (NON) (S)                                16,625,952
       442,500 Laboratory Corp. of America Holdings
               (NON) (S)                                             17,328,300
       535,200 PacifiCare Health Systems, Inc.
               (NON) (S)                                             16,361,064
       226,100 WellPoint Health Networks, Inc.
               (NON)                                                 22,858,710
                                                                 --------------
                                                                     73,174,026

Homebuilding (1.0%)
-------------------------------------------------------------------------------
        61,600 NVR, Inc. (NON) (S)                                   28,705,600

Household Furniture and Appliances (0.9%)
-------------------------------------------------------------------------------
       408,200 Whirlpool Corp. (S)                                   25,488,008

Insurance (1.8%)
-------------------------------------------------------------------------------
       249,600 Everest Re Group, Ltd. (Barbados)                     18,340,608
       778,800 W.R. Berkley Corp. (S)                                31,884,072
                                                                 --------------
                                                                     50,224,680

Investment Banking/Brokerage (2.8%)
-------------------------------------------------------------------------------
     1,096,800 Ameritrade Holding Corp. Class A
               (NON)                                                 12,163,512
       431,500 Bear Stearns Co., Inc. (The) (S)                      35,995,730
       375,084 Legg Mason, Inc. (S)                                  29,459,097
                                                                 --------------
                                                                     77,618,339

Leisure (0.5%)
-------------------------------------------------------------------------------
       232,000 Harley-Davidson, Inc. (S)                             13,889,840

Machinery (3.8%)
-------------------------------------------------------------------------------
       420,300 Briggs & Stratton Corp.                               35,095,050
       704,100 Terex Corp. (NON) (S)                                 27,396,531
       677,100 Toro Co. (The)                                        44,350,050
                                                                 --------------
                                                                    106,841,631

Manufacturing (1.4%)
-------------------------------------------------------------------------------
       281,800 Graco, Inc.                                            8,871,064
       940,050 IDEX Corp. (S)                                        30,166,205
                                                                 --------------
                                                                     39,037,269

Medical Technology (6.4%)
-------------------------------------------------------------------------------
       581,400 Biomet, Inc. (S)                                      25,575,786
       814,000 C.R. Bard, Inc. (S)                                   44,932,800
       371,100 Charles River Laboratories
               International, Inc. (NON) (S)                         16,725,477
       123,600 Dade Behring Holdings, Inc. (NON)                      6,141,684
       500,139 Gen-Probe, Inc. (NON) (S)                             18,715,201
       178,850 Inamed Corp. (NON)                                     9,690,093
        98,540 Kinetic Concepts, Inc. (NON)                           4,426,417
       279,500 Respironics, Inc. (NON) (S)                           15,573,740
       286,300 St. Jude Medical, Inc. (NON)                          19,505,619
       188,000 Varian Medical Systems, Inc. (NON)                    12,973,880
       209,500 Wright Medical Group, Inc. (NON) (S)                   5,788,485
                                                                 --------------
                                                                    180,049,182

Office Equipment & Supplies (0.8%)
-------------------------------------------------------------------------------
       586,800 HNI Corp.                                             23,736,060

Oil & Gas (9.2%)
-------------------------------------------------------------------------------
       704,700 Amerada Hess Corp. (S)                                58,736,745
     1,080,500 Burlington Resources, Inc. (S)                        41,242,685
       788,600 Chesapeake Energy Corp. (S)                           12,105,010
       955,100 EOG Resources, Inc. (S)                               60,696,605
       622,700 Newfield Exploration Co. (NON) (S)                    36,782,889
       415,000 Pogo Producing Co. (S)                                18,417,700
       391,200 Sunoco, Inc. (S)                                      26,668,104
       254,300 Vintage Petroleum, Inc.                                4,348,530
                                                                 --------------
                                                                    258,998,268

Pharmaceuticals (4.8%)
-------------------------------------------------------------------------------
        87,400 Allergan, Inc.                                         6,610,936
     1,063,600 Andrx Group (NON) (S)                                 27,589,784
       425,300 Barr Pharmaceuticals, Inc. (NON)                      14,609,055
       950,100 Endo Pharmaceuticals Holdings, Inc.
               (NON) (S)                                             18,241,920
       901,084 Eon Labs, Inc. (NON)                                  26,239,566
     1,390,300 King Pharmaceuticals, Inc. (NON)                      15,696,487
       764,700 Medicis Pharmaceutical Corp. Class A (S)              27,353,319
                                                                 --------------
                                                                    136,341,067

Photography/Imaging (0.2%)
-------------------------------------------------------------------------------
       858,938 Lexar Media, Inc. (NON) (S)                            4,629,676

Restaurants (1.6%)
-------------------------------------------------------------------------------
       944,500 Starbucks Corp. (NON) (S)                             44,353,720

Retail (11.3%)
-------------------------------------------------------------------------------
       891,500 Abercrombie & Fitch Co. Class A                       32,878,520
       585,900 Advance Auto Parts, Inc. (NON)                        21,748,608
       944,650 Aeropostale, Inc. (NON) (S)                           28,792,932
       228,000 American Eagle Outfitters, Inc. (NON)                  7,471,560
       273,000 Chico's FAS, Inc. (NON) (S)                           11,430,510
     2,566,200 Claire's Stores, Inc.                                 59,150,910
       853,200 Coach, Inc. (NON) (S)                                 36,508,428
       608,200 Fossil, Inc. (NON) (S)                                14,712,358
       603,800 Michaels Stores, Inc.                                 32,623,314
       778,700 RadioShack Corp. (S)                                  21,764,665
     1,476,800 Staples, Inc.                                         42,649,984
        99,400 Whole Foods Market, Inc. (S)                           8,182,608
                                                                 --------------
                                                                    317,914,397

Schools (1.4%)
-------------------------------------------------------------------------------
       326,500 Apollo Group, Inc. Class A (NON)                      27,279,075
       383,000 Career Education Corp. (NON) (S)                      12,949,230
                                                                 --------------
                                                                     40,228,305

Semiconductor (0.4%)
-------------------------------------------------------------------------------
       780,600 Sigmatel, Inc. (NON) (S)                              11,919,762

Shipping (1.0%)
-------------------------------------------------------------------------------
       657,100 CNF Transportation, Inc.                              27,111,946

Software (10.6%)
-------------------------------------------------------------------------------
     1,573,100 Adobe Systems, Inc.                                   66,353,368
       428,600 Autodesk, Inc. (S)                                    17,229,720
     3,589,000 BMC Software, Inc. (NON) (S)                          56,275,520
     1,865,300 Citrix Systems, Inc. (NON) (S)                        32,866,586
       459,500 Mercury Interactive Corp. (NON) (S)                   16,799,320
     3,293,100 Siebel Systems, Inc. (NON)                            26,542,386
     1,237,600 Symantec Corp. (NON) (S)                              57,870,176
     1,296,100 Veritas Software Corp. (NON)                          24,703,666
                                                                 --------------
                                                                    298,640,742

Technology (0.1%)
-------------------------------------------------------------------------------
        41,700 CACI International, Inc. Class A
               (NON) (S)                                              1,714,287

Technology Services (1.2%)
-------------------------------------------------------------------------------
       403,640 Cognizant Technology Solutions Corp.
               (NON)                                                 11,120,282
     1,309,800 VeriSign, Inc. (NON) (S)                              22,934,598
                                                                 --------------
                                                                     34,054,880

Waste Management (0.9%)
-------------------------------------------------------------------------------
       532,800 Stericycle, Inc. (NON) (S)                            26,107,200
                                                                 --------------
               Total Common stocks
               (cost $2,648,506,647)                             $2,806,289,821

Short-term investments (20.1%) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
  $534,543,771 Short-term investments held as
               collateral for loaned  securities
               with yields ranging from 1.28% to
               1.52% and  due dates ranging from
               August 2, 2004 to August 23, 2004 (d)               $534,351,761
    29,724,290 Putnam Prime Money Market Fund (e)                    29,724,290
                                                                 --------------
               Total Short-term investments
               (cost $564,076,051)                                 $564,076,051
-------------------------------------------------------------------------------
               Total Investments
               (cost $3,212,582,698)                             $3,370,365,872
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,811,969,610.

(NON) Non-income-producing security.

  (S) Securities on loan, in part or in entirety, at July 31, 2004.

  (d) See Note 1 to the financial statements.

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
July 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value, including $522,099,531 of securities on loan (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $3,182,858,408)          $3,340,641,582
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $29,724,290) (Note 5)          29,724,290
-------------------------------------------------------------------------------
Cash                                                                1,449,621
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             450,396
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                              1,800,454
-------------------------------------------------------------------------------
Receivable for securities sold                                     55,399,516
-------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                               59,566
-------------------------------------------------------------------------------
Total assets                                                    3,429,525,425

Liabilities
-------------------------------------------------------------------------------
Payable for securities purchased                                   33,348,614
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                         42,856,475
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                        3,840,836
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)          1,340,413
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                326,556
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            3,930
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                              1,032,309
-------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                534,351,761
-------------------------------------------------------------------------------
Other accrued expenses                                                454,921
-------------------------------------------------------------------------------
Total liabilities                                                 617,555,815
-------------------------------------------------------------------------------
Net assets                                                     $2,811,969,610

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                $6,916,041,587
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)          (4,261,855,151)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                        157,783,174
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                             $2,811,969,610

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,798,905,712 divided by 223,828,231 shares)                          $8.04
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $8.04)*                  $8.49
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($674,172,493 divided by 95,266,350 shares)**                           $7.08
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($36,770,205 divided by 4,764,638 shares)**                             $7.72
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($44,374,779 divided by 5,909,296 shares)                               $7.51
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $7.51)*                  $7.78
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class R share ($37,257 divided by 4,646 shares)                         $8.02
-------------------------------------------------------------------------------
Net asset value, offering price and redemption price per
class Y share ($257,709,164 divided by 30,943,250 shares)               $8.33
-------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended July 31, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $15,796)                         $14,320,818
-------------------------------------------------------------------------------
Interest (including interest income of $50,530 from
-------------------------------------------------------------------------------
investments in affiliated issuers) (Note 5)                           250,101
-------------------------------------------------------------------------------
Securities lending                                                    457,484
-------------------------------------------------------------------------------
Total investment income                                            15,028,403

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                   17,576,355
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                     10,794,485
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             91,206
-------------------------------------------------------------------------------
Administrative services (Note 2)                                       43,379
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                               5,266,955
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               8,090,568
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 441,192
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                 399,366
-------------------------------------------------------------------------------
Distribution fees -- Class R (Note 2)                                      26
-------------------------------------------------------------------------------
Other                                                                 715,244
-------------------------------------------------------------------------------
Non-recurring costs (Note 6)                                           95,552
-------------------------------------------------------------------------------
Costs assumed by Manager (Note 6)                                     (95,552)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                         (8,805)
-------------------------------------------------------------------------------
Total expenses                                                     43,409,971
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                         (1,772,735)
-------------------------------------------------------------------------------
Net expenses                                                       41,637,236
-------------------------------------------------------------------------------
Net investment loss                                               (26,608,833)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                  703,441,908
-------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                     1,323,994
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures
contracts during the year                                        (186,848,425)
-------------------------------------------------------------------------------
Net gain on investments                                           517,917,477
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations             $491,308,644
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                         Year ended July 31
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                             $(26,608,833)    $(25,283,833)
-------------------------------------------------------------------------------
Net realized gain (loss) on investments          704,765,902     (720,655,943)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                  (186,848,425)   1,137,530,132
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                       491,308,644      391,590,356
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                      (1,424,570,180)    (850,746,890)
-------------------------------------------------------------------------------
Total decrease in net assets                    (933,261,536)    (459,156,534)

Net assets
-------------------------------------------------------------------------------
Beginning of year                              3,745,231,146    4,204,387,680
-------------------------------------------------------------------------------
End of year                                   $2,811,969,610   $3,745,231,146
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $7.12           $6.30           $9.22          $19.10          $14.30
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.05) (d)       (.03)           (.04)           (.06)           (.09)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .97             .85           (2.88)          (6.00)           7.18
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .92             .82           (2.92)          (6.06)           7.09
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --           (3.81)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                        --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --              --           (3.82)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.04           $7.12           $6.30           $9.22          $19.10
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     12.92           13.02          (31.67)         (37.86)          53.19
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                        $1,798,906      $2,238,709      $2,563,995      $4,614,523      $6,763,532
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.08 (d)        1.09            1.00             .89             .87
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                   (.60) (d)       (.54)           (.56)           (.47)           (.51)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     77.95           64.83           89.19          109.13          115.31
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $6.32           $5.63           $8.30          $17.73          $13.51
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.10) (d)       (.07)           (.09)           (.15)           (.21)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .86             .76           (2.58)          (5.46)           6.72
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .76             .69           (2.67)          (5.61)           6.51
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --           (3.81)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                        --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --              --           (3.82)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $7.08           $6.32           $5.63           $8.30          $17.73
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     12.03           12.26          (32.17)         (38.31)          51.89
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $674,172        $842,635        $913,467      $1,776,848      $2,880,568
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.83 (d)        1.84            1.75            1.64            1.62
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                  (1.35) (d)      (1.29)          (1.31)          (1.22)          (1.26)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     77.95           64.83           89.19          109.13          115.31
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $6.89           $6.14           $9.05          $18.95          $14.30
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.10) (d)       (.08)           (.10)           (.15)           (.24)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .93             .83           (2.81)          (5.93)           7.18
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .83             .75           (2.91)          (6.08)           6.94
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --           (3.81)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                        --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --              --           (3.82)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $7.72           $6.89           $6.14           $9.05          $18.95
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     12.05           12.22          (32.15)         (38.33)          52.03
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $36,770         $48,585         $52,939        $115,495         $91,914
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.83 (d)        1.84            1.75            1.64            1.62
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                  (1.35) (d)      (1.29)          (1.31)          (1.20)          (1.24)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     77.95           64.83           89.19          109.13          115.31
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $6.69           $5.95           $8.74          $18.40          $13.92
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.08) (d)       (.06)           (.08)           (.13)           (.17)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .90             .80           (2.71)          (5.71)           6.94
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .82             .74           (2.79)          (5.84)           6.77
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --           (3.81)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                        --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --              --           (3.82)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $7.51           $6.69           $5.95           $8.74          $18.40
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     12.26           12.44          (31.92)         (38.15)          52.26
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $44,375         $60,957         $73,816        $142,887        $241,432
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.58 (d)        1.59            1.50            1.39            1.37
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                  (1.10) (d)      (1.04)          (1.06)           (.97)          (1.01)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     77.95           64.83           89.19          109.13          115.31
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS R
---------------------------------------------------------------------------------------------------------------------
                                                                                                      For the period
                                                                                            Year         January 21,
                                                                                           ended            2003+
Per-share                                                                                 July 31        to July 31
operating performance                                                                       2004            2003
---------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                        $7.12           $6.14
---------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                                                     (.06) (d)       (.03)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                                          .96            1.01
---------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                        .90             .98
---------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                              $8.02           $7.12
---------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                                                     12.64           15.96*
---------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                               $37              $1
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                                                   1.33 (d)         .71*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                                                   (.88) (d)       (.42)*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                     77.95           64.83
---------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class R shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS Y
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                            Year ended July 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $7.36           $6.50           $9.48          $19.48          $14.52
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.03) (d)       (.02)           (.03)           (.03)           (.05)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                  1.00             .88           (2.95)          (6.15)           7.30
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .97             .86           (2.98)          (6.18)           7.25
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                --              --              --           (3.81)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
From return of capital                                        --              --              --            (.01)             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --              --              --           (3.82)          (2.29)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.33           $7.36           $6.50           $9.48          $19.48
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                     13.18           13.23          (31.43)         (37.71)          53.51
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $257,709        $554,344        $600,170        $877,950      $1,027,892
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                    .83 (d)         .84             .75             .64             .62
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
loss to average net assets (%)                              (.35) (d)       (.28)           (.32)           (.21)           (.26)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     77.95           64.83           89.19          109.13          115.31
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses during the period. As a result of such waivers, the expenses of the fund for the period ended July 31, 2004 reflect a reduction of less than 0.01% of average net assets for class Y shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
July 31, 2004

Note 1
Significant accounting policies

Putnam Vista Fund (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks selected for above-average growth potential. The fund may also trade securities for short-term profits.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A, class M and class R shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A and class R shares but lower than class B and class C shares. Class R shares are sold without a front-end sales charge and pay an ongoing distribution fee that is higher than class A shares, but lower than class B, class C and class M shares. Class R shares are offered to qualified employee-benefit plans. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including certain defined contribution plans (including corporate IRAs), bank trust departments and trust companies.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Total redemption fees received by the fund for the year ended July 31, 2004 were $16,602.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and, therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange-traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund's agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the statement of operations. At July 31, 2004, the value of securities loaned amounted to $522,099,531. The fund received cash collateral of $534,351,761, which is pooled with collateral of other Putnam funds into 29 issuers of high-grade short-term investments.

H) Line of credit During the period, the fund was entered into a committed line of credit with certain banks. The line of credit agreement included restrictions that the fund would maintain an asset coverage ratio of at least 300% and that borrowings would not exceed prospectus limitations. For the period ended August 6, 2003 the fund had no borrowings against the line of credit. Effective August 6, 2003, the fund no longer participated in a committed line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986 (the "Code"), as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2004, the fund had a capital loss carryover of $4,259,952,470 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
-------------------------------
$2,809,978,708    July 31, 2010
 1,449,973,762    July 31, 2011

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, realized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2004, the fund reclassified $26,608,833 to decrease accumulated net investment loss and $26,608,833 to decrease paid-in-capital.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation           $368,462,756
Unrealized depreciation           (212,582,261)
                                  ------------
Net unrealized appreciation        155,880,495
Capital loss carryforward       (4,259,952,470)
Cost for federal income
tax purposes                    $3,214,485,377


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

Effective January 28, 2004, Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through December 31, 2004, to the extent that the fund's net expenses as a percentage of average net assets exceed the average expense ratio for the fund's Lipper peer group of front-end load funds.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended July 31, 2004, the fund paid PFTC $8,707,291 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended, July 31, 2004, the fund's expenses were reduced by $1,772,735 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,924, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan"), which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended July 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $155,922 and $5,151 from the sale of class A and class M shares, respectively, and received $1,864,875 and $5,286 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2004, Putnam Retail Management, acting as underwriter, received $9,789 and no monies on class A and class M redemptions, respectively.


Note 3
Purchases and sales of securities

During the year ended July 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,711,675,902 and $4,110,986,914, respectively. There were no purchases or sales of U.S. government securities.


Note 4
Capital shares

At July 31, 2004, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         52,144,719      $416,231,238
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    52,144,719       416,231,238

Shares repurchased                (142,569,699)  (1,144,772,918)
----------------------------------------------------------------
Net decrease                       (90,424,980)    $(728,541,680)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         75,877,055      $474,088,284
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    75,877,055       474,088,284

Shares repurchased                (168,379,521)  (1,046,048,714)
----------------------------------------------------------------
Net decrease                       (92,502,466)    $(571,960,430)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         10,824,391       $76,300,674
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    10,824,391        76,300,674

Shares repurchased                 (48,880,377)     (347,469,092)
----------------------------------------------------------------
Net decrease                       (38,055,986)    $(271,168,418)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         12,333,720       $68,942,791
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    12,333,720        68,942,791

Shares repurchased                 (41,126,720)     (224,436,568)
----------------------------------------------------------------
Net decrease                       (28,793,000)    $(155,493,777)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,135,519        $8,737,982
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,135,519         8,737,982

Shares repurchased                  (3,420,412)      (26,426,629)
----------------------------------------------------------------
Net decrease                        (2,284,893)     $(17,688,647)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,608,766        $9,758,427
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,608,766         9,758,427

Shares repurchased                  (3,174,446)      (18,991,642)
----------------------------------------------------------------
Net decrease                        (1,565,680)      $(9,233,215)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,363,679       $10,215,828
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,363,679        10,215,828

Shares repurchased                  (4,566,185)      (33,951,154)
----------------------------------------------------------------
Net decrease                        (3,202,506)     $(23,735,326)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,402,812       $14,150,563
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,402,812        14,150,563

Shares repurchased                  (5,699,095)      (32,973,607)
----------------------------------------------------------------
Net decrease                        (3,296,283)     $(18,823,044)
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                              4,485           $35,969
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                         4,485            35,969

Shares repurchased                          (2)              (15)
----------------------------------------------------------------
Net increase                             4,483           $35,954
----------------------------------------------------------------

                                 For the period January 21, 2003
                                    (commencement of operations)
                                                to July 31, 2003
----------------------------------------------------------------
Class R                                 Shares            Amount
----------------------------------------------------------------
Shares sold                                163            $1,000
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                           163             1,000

Shares repurchased                          --                --
----------------------------------------------------------------
Net increase                               163            $1,000
----------------------------------------------------------------

                                        Year ended July 31, 2004
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         20,502,623      $168,426,276
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    20,502,623       168,426,276

Shares repurchased                 (64,838,577)     (551,898,339)
----------------------------------------------------------------
Net decrease                       (44,335,954)    $(383,472,063)
----------------------------------------------------------------

                                        Year ended July 31, 2003
----------------------------------------------------------------
Class Y                                 Shares            Amount
----------------------------------------------------------------
Shares sold                         35,408,061      $231,850,897
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                    35,408,061       231,850,897

Shares repurchased                 (52,472,281)     (327,088,321)
----------------------------------------------------------------
Net decrease                       (17,064,220)     $(95,237,424)
----------------------------------------------------------------

At July 31, 2004, Putnam, LLC owned 163 class R shares of the fund (3.5% of class R shares outstanding), valued at $1,307.


Note 5
Investment in Putnam
Prime Money Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $50,530 for the period ended July 31, 2004.


Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class-action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class-action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

For the period ended July 31, 2004, Putnam Management has assumed
$95,552 of legal, shareholder servicing and communication, audit, and Trustee fees incurred by the fund in connection with these matters.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of the University of Michigan Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc.

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). And, prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Effective November 2004, Mr. Stephens is expected to become Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of Xcel Energy Incorporated (a public utility company) and TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Director of and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2004, there were 102 Putnam Funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. George Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Smith serves as a Director of and Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
From 2001 to 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993
Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


The Putnam family of funds

The following is a complete list of Putnam's open-end mutual funds. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth Funds

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund*
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

Blend Funds

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund*
Global Equity Fund*
Global Natural Resources Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

Value Funds

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund+

Income Funds

American Government Income Fund
Putnam Floating Rate Income Fund
Diversified Income Trust
Global Income Trust*
High Yield Advantage Fund*+
High Yield Trust*
Income Fund
Intermediate U.S. Government
Income Fund
Money Market Fund++
U.S. Government Income Trust

Tax-free Income Funds

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund++
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio and Pennsylvania

Asset Allocation Funds

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

 * A 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase may be imposed for all share classes of these funds.

 + Closed to new investors.

++ An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

With the exception of money market funds, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase.

Check your account balances and the most recent month-end performance at www.putnaminvestments.com.


Services for shareholders

Investor services

Help your investment grow Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account. (Regular investing does not guarantee a profit or protect against loss in a declining market.)

Switch funds easily* You can move money from one Putnam fund to another within the same class of shares without a service charge.

Access your money easily You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

How to buy additional shares You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

For more information

Visit www.putnaminvestments.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Use our toll-free number 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

* This privilege is subject to change or termination. An exchange of funds may result in a taxable event. In addition, a 2% redemption fee will be applied to shares exchanged or sold within 5 days of purchase, and certain funds have imposed a 1% redemption fee on total assets redeemed or exchanged between 6 and 90 days of purchase.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam
  U.S. Intermediate Government Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

KPMG LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and
Legal and Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Vista Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN015-216504  9/04

Not FDIC Insured    May Lose Value    No Bank Guarantee


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Vista Fund
Supplement to Annual Report dated 7/31/04

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which do not incur a front-end load, a distribution fee, or a contingent deferred sales charge, will differ from the performance of class A, B, C, M, and R shares, which are discussed more extensively in the annual report.

RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 7/31/04

                                                                        NAV

1 year                                                                 13.18%
5 years                                                               -15.98
Annual average                                                         -3.42
10 years                                                              138.73
Annual average                                                          9.09
Life of fund (since class A inception, 06/03/68)
Annual average                                                          9.58

Share value:                                                            NAV

7/31/03                                                                $7.36
7/31/04                                                                $8.33

----------------------------------------------------------------------------

Distributions:       No.        Income        Capital gains            Total
                     --           --                --                   --

----------------------------------------------------------------------------


Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.

Please see pages 9 - 10 of the accompanying shareholder report for a discussion of the information appearing in the tables below:

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming actual returns for the 6 months ended 7/31/04

                                                                   Class Y

Expenses paid per $1,000*                                           $4.13
Ending value (after expenses)                                     $975.40

----------------------------------------------------------------------------

EXPENSES AND VALUE OF A $1,000 INVESTMENT assuming a hypothetical 5% annualized return for the 6 months ended 7/31/04

                                                                   Class Y

Expenses paid per $1,000*                                           $4.22
Ending value (after expenses)                                   $1,020.69

----------------------------------------------------------------------------

EXPENSE RATIO COMPARISON USING ANNUALIZED DATA

Your fund's annualized expense ratio+                                0.84%
Average annualized expense ratio for Lipper peer group++             1.32%

++ For class Y shares, Putnam has adjusted the Lipper total expense average to reflect that class Y shares do not incur 12b-1 fees.

----------------------------------------------------------------------------


Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson and Mr. Stephens qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
July 31, 2004       $39,634*    $--             $2,750    $693
July 31, 2003       $27,050     $--             $2,450    $1,731

* Includes fees of $ 8,384 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended July 31, 2004 and July 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $ 3,443 and $ 4,181 , respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to calculation of investment performance and interfund trading.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
June 30, 2004       $--             $--   $--         $--
June 30, 2003       $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Items 6. Schedule of Investments: Not applicable
---------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: September 27, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: September 27, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: September 27, 2004